SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 27, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-04          13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On June 27, 2005 distribution was made to the Certificateholders.
Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, N.A., not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

                          By: /s/  Andrew Cooper
                              --------------------------------------------
                              Andrew Cooper
                              Assistant Vice President

Date: July 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 27, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-BC1
                           Statement to Certificate Holders
                                 June 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A         382,106,000.00   348,967,233.03     19,327,939.32    1,023,612.45   20,351,551.77    0.00    0.00      329,639,293.71
A1B         214,108,000.00   214,108,000.00              0.00      651,586.25      651,586.25    0.00    0.00      214,108,000.00
A1C          38,935,000.00    38,935,000.00              0.00      122,772.06      122,772.06    0.00    0.00       38,935,000.00
M1           40,457,000.00    40,457,000.00              0.00      132,021.48      132,021.48    0.00    0.00       40,457,000.00
M2           26,710,000.00    26,710,000.00              0.00       87,896.03       87,896.03    0.00    0.00       26,710,000.00
M3           43,207,000.00    43,207,000.00              0.00      150,896.80      150,896.80    0.00    0.00       43,207,000.00
M4           14,140,000.00    14,140,000.00              0.00       50,160.44       50,160.44    0.00    0.00       14,140,000.00
B1           10,212,000.00    10,212,000.00              0.00       40,157.72       40,157.72    0.00    0.00       10,212,000.00
B2            7,855,000.00     7,855,000.00              0.00       31,609.06       31,609.06    0.00    0.00        7,855,000.00
B3            7,859,000.00     7,859,000.00              0.00       36,523.82       36,523.82    0.00    0.00        7,859,000.00
R                   100.00             0.00              0.00            0.00            0.00    0.00    0.00                0.00
C                     0.00             0.00              0.00            0.00            0.00    0.00    0.00                0.00
P                     0.00             0.00              0.00      464,895.36      464,895.36    0.00    0.00                0.00
TOTALS      785,589,100.00   752,450,233.03     19,327,939.32    2,792,131.47   22,120,070.79    0.00    0.00      733,122,293.71
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A      84751PEN5     913.27336663    50.58266376    2.67887039     53.26153416          862.69070287       A1A      3.200000 %
A1B      84751PEP0   1,000.00000000     0.00000000    3.04325971      3.04325971        1,000.00000000       A1B      3.320000 %
A1C      84751PEQ8   1,000.00000000     0.00000000    3.15325697      3.15325697        1,000.00000000       A1C      3.440000 %
M1       84751PER6   1,000.00000000     0.00000000    3.26325432      3.26325432        1,000.00000000       M1       3.560000 %
M2       84751PES4   1,000.00000000     0.00000000    3.29075365      3.29075365        1,000.00000000       M2       3.590000 %
M3       84751PET2   1,000.00000000     0.00000000    3.49241558      3.49241558        1,000.00000000       M3       3.810000 %
M4       84751PEU9   1,000.00000000     0.00000000    3.54741443      3.54741443        1,000.00000000       M4       3.870000 %
B1       84751PEV7   1,000.00000000     0.00000000    3.93240501      3.93240501        1,000.00000000       B1       4.290000 %
B2       84751PEW5   1,000.00000000     0.00000000    4.02406875      4.02406875        1,000.00000000       B2       4.390000 %
B3       84751PEX3   1,000.00000000     0.00000000    4.64738771      4.64738771        1,000.00000000       B3       5.070000 %
R        84751PEY1       0.00000000     0.00000000    0.00000000      0.00000000            0.00000000       R        3.200000 %
TOTALS                 957.81653924    24.60311545    3.55418815     28.15730360          933.21342380
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)          Scheduled Principal                                                            468,361.85
                            Principal Prepayments                                                       16,978,131.05
                            Repurchased Principal                                                                0.00
                            Prepayment Penalties                                                           464,895.36

Section 4.05(a)(v)          Total Beginning Number of Loans                                                     5,196
                            Total Ending Number of Loans                                                        5,106
                            Total Ending Collateral Balance                                            738,313,813.16

Section 4.05(a)             O/C Amount                                                                   5,191,519.45
                            Targeted O/C Amount                                                         18,068,567.23
                            O/C Deficiency Amount                                                       12,877,047.78
                            O/C Release Amount                                                                   0.00
                            Monthly Excess Interest                                                      1,881,446.42
                            Monthly Excess Cash Flow Amount                                              1,881,446.42
                            Extra Principal Distribution Amount                                          1,881,446.42

Section 4.05(a)(vi)         Servicing Fee                                                                  314,900.13

Section 4.05(a)(viii)       Current Advances                                                               932,746.87

Section 4.05(a)(ix)         Cumulative Realized Loss Amount                                                      0.00

Section 4.05(a)(ix)         Cumulative Class A1a Applied Realized Loss Amount                                    0.00
Section 4.05(a)(ix)         Cumulative Class A1b Applied Realized Loss Amount                                    0.00
Section 4.05(a)(ix)         Cumulative Class A1c Applied Realized Loss Amount                                    0.00
                            Cumulative Class M1 Applied Realized Loss Amount                                     0.00
                            Cumulative Class M2 Applied Realized Loss Amount                                     0.00
                            Cumulative Class M3 Applied Realized Loss Amount                                     0.00
                            Cumulative Class M4 Applied Realized Loss Amount                                     0.00
                            Cumulative Class B1 Applied Realized Loss Amount                                     0.00
                            Cumulative Class B2 Applied Realized Loss Amount                                     0.00
                            Cumulative Class B3 Applied Realized Loss Amount                                     0.00

Section 4.05(a)(x)          Current Realized Loss Amount                                                         0.00

Section 4.05(a)(x)          Current Class A1a Applied Realized Loss Amount                                       0.00
Section 4.05(a)(x)          Current Class A1b Applied Realized Loss Amount                                       0.00
Section 4.05(a)(x)          Current Class A1c Applied Realized Loss Amount                                       0.00
                            Current Class M1 Applied Realized Loss Amount                                        0.00
                            Current Class M2 Applied Realized Loss Amount                                        0.00
                            Current Class M3 Applied Realized Loss Amount                                        0.00
                            Current Class M4 Applied Realized Loss Amount                                        0.00
                            Current Class B1 Applied Realized Loss Amount                                        0.00
                            Current Class B2 Applied Realized Loss Amount                                        0.00
                            Current Class B3 Applied Realized Loss Amount                                        0.00

Section 4.05(a)(xi)                                                    Loans Delinquent
                                                   Group 1
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                       142            19,483,650.06                  2.64 %
                                                  2 Month                        52             6,387,023.24                  0.87 %
                                                  3 Month                        33             5,055,166.64                  0.68 %
                                                   Total                        227            30,925,839.94                  4.19 %

                                                  Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                    Loans in Foreclosure
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             9            1,559,121.48                  0.21 %

Section 4.05(a)(xi)                                                    Loans in Bankruptcy
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             6              537,838.52                  0.07 %

Section 4.05(a)(xiii)                                                  Loans in REO
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Section 4.05(a)(xv)         Has the Step Down Trigger Occurred?                                                               N/A


                            Rolling 3 Month Prior Delinquency Percentage                                                      N/A

                            Cumulative Realized Losses as a Percentage of Original Collateral Balance                  0.000000 %

Section 4.05(a)(xvi)        Class A1a Interest Carryforward Amount                                                           0.00
                            Class A1b Interest Carryforward Amount                                                           0.00
                            Class A1c Interest Carryforward Amount                                                           0.00
                            Class M1 Interest Carryforward Amount                                                            0.00
                            Class M2 Interest Carryforward Amount                                                            0.00
                            Class M3 Interest Carryforward Amount                                                            0.00
                            Class M4 Interest Carryforward Amount                                                            0.00
                            Class B1 Interest Carryforward Amount                                                            0.00
                            Class B2 Interest Carryforward Amount                                                            0.00
                            Class B3 Interest Carryforward Amount                                                            0.00
                            Class R Interest Carryforward Amount                                                             0.00

Section 4.05(a)(xvii)       Class A1a Interest Carryover Amount Paid                                                         0.00
                            Class A1b Interest Carryover Amount Paid                                                         0.00
                            Class A1c Interest Carryover Amount Paid                                                         0.00
                            Class M1 Interest Carryover Amount Paid                                                          0.00
                            Class M2 Interest Carryover Amount Paid                                                          0.00
                            Class M3 Interest Carryover Amount Paid                                                          0.00
                            Class M4 Interest Carryover Amount Paid                                                          0.00
                            Class B1 Interest Carryover Amount Paid                                                          0.00
                            Class B2 Interest Carryover Amount Paid                                                          0.00
                            Class B3 Interest Carryover Amount Paid                                                          0.00
                            Class R Interest Carryover Amount Paid                                                           0.00

Section 4.05(a)(xviii)      Repurchased Principal                                                                            0.00


Section 4.05(a)             Weighted Average Mortgage Rate for All Loans                                               7.182657 %
                            Weighted Average Term to Maturity                                                                 343

Section 4.05(a)             Total Class Interest Accrual Relief Act Reduction                                               56.31
                            Class A1a Interest Accrual Relief Act Reduction                                                 24.77
                            Class A1b Interest Accrual Relief Act Reduction                                                 15.77
                            Class A1c Interest Accrual Relief Act Reduction                                                  2.97
                            Class M1 Interest Accrual Relief Act Reduction                                                   3.19
                            Class M2 Interest Accrual Relief Act Reduction                                                   2.13
                            Class M3 Interest Accrual Relief Act Reduction                                                   3.65
                            Class M4 Interest Accrual Relief Act Reduction                                                   1.21
                            Class B1 Interest Accrual Relief Act Reduction                                                   0.97
                            Class B2 Interest Accrual Relief Act Reduction                                                   0.76
                            Class B3 Interest Accrual Relief Act Reduction                                                   0.88
                            Class R Interest Accrual Relief Act Reduction                                                    0.00


Section 4.05(a)             Net Prepayment Interest Shortfalls                                                               0.00
                            Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                            Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                            Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                            Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                            Class R Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00

                            Beginning Cap Contract Balance                                                          76,835,059.90
                            Current Period Cap Contract Amount                                                               0.00
                            Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                0.00
                            Cap Contract Amount Paid to C Class                                                              0.00
                            Ending Cap Contract Balance                                                             75,637,764.20


Section 4.05(a)             Available Funds                                                                         21,655,175.43
                            Interest Remittance Amount                                                               4,208,682.53
                            Principal Remittance Amount                                                             17,446,492.90

Sec 4.06(ii) Class C Distributable Amount                                                                                 0.00

Interest Earnings on Certificate Account Paid to Seller                                                               6,747.44


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.